UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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Nxt-ID, Inc.

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NXT-ID

One Reservoir Corporate Centre
4 Research Drive, Suite 402
Shelton, CT 06484

(203) 242-3076

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to Be Held on June 18, 2014

The Notice of Annual Meeting, Proxy Statement

and Annual Report on Form 10-K are available at: www.vstocktransfer.com/proxy

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 18, 2014

To the Shareholders of Nxt-ID, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Nxt-ID, Inc., a Delaware corporation, will be held on June 18, 2014 at 9:00 a.m. (Eastern Standard Time) at 3255 Bayside Lakes Blvd. SE, Palm Bay, FL, 32909, for the following purpose:

1.                To elect three (3) members of the Company’s Board of Directors, each to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”);

2.                To consider and vote on a proposal to ratify the Board’s selection of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014 (“Proposal No. 2”);

3.                To consider and act upon an advisory resolution on executive compensation (“Proposal No. 3”);

4.               To consider and act upon an advisory resolution on the frequency of the shareholders’ advisory resolution on executive compensation (“Proposal No. 4”); and

5.                To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only shareholders of record of our common stock, $0.0001 par value per share, at the close of business on May 5, 2014 will be entitled to notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment thereof.

All shareholders are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of Nxt-ID, Inc., Common Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting of Shareholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

Shelton, Connecticut	By Order of the Board of Directors,

May 14, 2014	/s/ Gino M. Pereira
Gino M. Pereira
Chairman and Chief Executive Officer

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

PROXY STATEMENT FOR SHAREHOLDER MEETING OF SHAREHOLDERS
Information Concerning the Proxy Materials and the Annual Meeting	1
Voting Procedures and Vote Required	2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3

ELECTION OF DIRECTORS (Proposal No. 1)	4

CORPORATE GOVERNANCE	6
Board of Directors	6
Director Independence	6
Board Meetings and Attendance	6
Annual Meeting Attendance	6
Shareholder Communications with the Board	6
Board Committees	7
Family Relationships	7
Involvement in Certain Legal Proceedings	7
Leadership Structure of the Board	7
Director Nomination Procedures	7
Risk Oversight	7

DIRECTOR COMPENSATION FOR FISCAL 2013	8

OFFICER COMPENSATION FOR FISCAL 2013	9
Compensation Discussion and Analysis	9
Summary Compensation Table for Fiscal Years 2013 and 2012	10
Employment Agreements	10
Other Compensation	10
Outstanding Equity Awards at 2013 Fiscal Year End	11

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	11

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	12

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Proposal No. 2)	12

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION (Proposal No. 3)	13

ADVISORY RESOLUTION ON THE FREQUENCY OF THE SHAREHOLDERS’ SAY ON PAY (Proposal No. 4)	14

FUTURE SHAREHOLDER PROPOSALS	15

EXPENSES AND SOLICITATION	15

OTHER BUSINESS	15

ADDITIONAL INFORMATION	15

NXT-ID

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

In this Proxy Statement, Nxt-ID, Inc., a Delaware corporation, is referred to as “Nxt-ID,” the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies in the form enclosed with this Proxy Statement are being solicited by our Board of Directors for use at our Annual Meeting of our Shareholders to be held at 9:00 a.m. (Eastern Time) on June 18, 2014, at 3255 Bayside Lakes Blvd. SE, Palm Bay, FL, 32909, and at any adjournment thereof. Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock, $0.0001 par value per share (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to shareholders on or about May 16, 2014.

Only shareholders of record as of the close of business on May 5, 2014 (the “Record Date”) of our Common Stock will be entitled to notice of, and to vote at, the Annual Meeting. As of May 5, 2014, 22,001,345 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Shareholders may vote in person or by proxy, however, granting a proxy does not in any way affect a shareholder’s right to attend the Annual Meeting and vote in person. Any shareholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person.

Gino M. Pereira is named as attorney-in-fact in the proxy. Mr. Pereira is our Chairman and Chief Executive Officer. Mr. Pereira will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

The shareholders will consider and vote upon (i) a proposal to elect three (3) members of our Board of Directors, each to serve until the 2015 Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to ratify the Board’s selection of Marcum LLP as our independent auditors for the fiscal year ending December 31, 2014 (“Proposal No. 2”); (iii) a proposal to consider and act upon an advisory resolution on executive compensation (“Proposal No. 3”); and (iv)  a proposal to consider and act upon an advisory resolution on the frequency of the shareholders’ advisory resolution on executive compensation (“Proposal No. 4”). Shareholders also will consider and act upon such other business as may properly come before the Annual Meeting.

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Voting Procedures and Vote Required

Mr. Pereira will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies which contain an abstention, as well as “broker non-vote” shares (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1).  Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the three (3) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required for Ratification of Auditors (Proposal No. 2).  Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Marcum LLP as our independent auditors for the fiscal year ending December 31, 2014.

Vote Required for the Advisory Resolution on Executive Compensation Proposal (Proposal No. 3).  This Proposal is non-binding on the Company and our board of directors.

Vote Required for the Advisory Resolution on the Frequency of the Shareholders’ Say on Pay Proposal (Proposal No. 4).  This Proposal with respect to the frequency for submission of a resolution to the shareholders soliciting support for the Company’s named executive officer compensation policies and programs is non-binding on the Company and our board of directors.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted for the purposes of obtaining a quorum for the Annual Meeting, and, in tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote. The vote on Proposals 1, 3, and 4, are considered “non-routine” and the vote on Proposal 2 is considered “routine”.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Chairman and Chief Executive Officer.

Shareholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of May 5, 2014, by (a) each shareholder who is known to us to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) our executive officers, and (d) all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of common stock.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of May 5, 2014. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of May 5, 2014 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and officers is c/o Nxt-ID, Inc., One Reservoir Corporate Centre, 4 Research Drive, Suite 402, Shelton, CT 06484.

Name and address of beneficial owner:	Amount and Nature of Beneficial Ownership	Percent of class of Common Stock(1)
5% Shareholders:
None	0	0
Directors and Officers:
Gino M. Pereira Chief Executive Officer and Chief Financial Officer	11,225,422	51.02%
David Tunnell Chief Technology Officer	7,809,197	35.49%
Major General David R. Gust, USA, Ret. Director	48,846	*
Michael J. D’Almada-Remedios, PHD Director	2,513	*
Directors and Officers as a group (4 persons)	19,085,978	86.75%

*	Less than 1%
(1)	Based on 22,001,345 shares of common stock issued and outstanding as of May 5, 2014. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

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ELECTION OF DIRECTORS

(Proposal No. 1)

The following individuals have been nominated as members of our Board of Directors, each to serve until the 2015 Annual Meeting of Shareholders, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the three (3) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Gino M. Pereira	56	Inception
Major General David R. Gust, USA, Ret.	69	Inception
Michael J. D’Almada-Remedios, PHD	51	September 26, 2013

Gino M. Pereira, Chairman and Chief Executive Officer, Chief Financial Officer and Director

One of our co-founders, Mr. Pereira has served as the Chief Executive Officer, Chief Financial Officer and director, from the date of inception of the Company. Mr. Pereira has over 30 years of executive, operational and financial experience with technology companies in the United States, Europe and the Far East. He has also helped to develop several technology start-ups as well as served in an executive capacity in a large multinational public company. Mr. Pereira was Chief Financial Officer and later Chief Executive Officer of Technest Holdings Inc., a publicly quoted defense contracting company, from 2004 to 2011. Technest Holdings operated subsidiaries EOIR Technologies, Inc. and Genex Technologies, Inc. Mr. Pereira is a Fellow of the Chartered Association of Certified Accountants (UK) and has an MBA, with a specialty in finance, from the Manchester Business School in England.

Mr. Pereira brings to the Board significant expertise in the biometric and software recognition industries, as well as experience in international business technology and extensive management and operating experience. Having founded and/or operated companies in similar or related industries during the past 15 years, provides the board with unparalleled knowledge of the Company and its operations and an understanding of the markets the Company plans to operate in.

Major General David R. Gust, USA, Ret., Director

General Gust has served as a director of the Company from the date of inception of the Company. General Gust presently does consulting work for his own company, David R. Gust & Associates, LLC. Between April 2007 and May 2009, General Gust was the President of USfalcon, a privately-held company working with the U.S. Defense sector, primarily in information technology. Previously, General Gust had served as the Manager for Federal Telecommunications for Bechtel National, Inc. from November 2004 to March 2007. Prior to that, he was the President and Chief Executive Officer of Technical and Management Services Corporation from 2000 to 2004. General Gust retired from the United States Army in 2000 after completing a career of 34 years of service.

His General Officer assignments included the Program Executive Officer, Communications Systems (PEO-Comm Systems), Program Executive Officer, Intelligence, Electronic Warfare and Sensors (PEO-IEW&S) and at Army Materiel Command, as Deputy Chief of Staff for Research, Development and Acquisition (DCSRDA).

His final assignment at the Army Materiel Command included serving as the Chairman of the Source Selection Advisory Council for the Tactical Unmanned Aerial Vehicle procurement and supervising preparation of the acquisition procurement package for the Stryker combat vehicle. General Gust received his B.S. in Electrical Engineering from the University of Denver and Master’s Degrees in Systems Management and National Security and Strategy from the University of Southern California and the United States Naval War College, respectively.

4

General Gust brings to the Board valuable business expertise, particularly expertise in defense and Homeland security market segments due to his significant experience as a director of a publicly held companies and his substantial experience gained as a member of the US Armed Services.

Michael J. D’Almada-Remedios, Director

Dr. Remedios had served as a director of the Company since September 26, 2013. Dr. Remedios’ background includes a successful track record for product innovation and development, outsourcing, global platform integration, massive-scale/hyper-growth operations, and building/developing teams from 50 to over 500 people. His key accomplishments at each company consistently show impressive gains in sales, profitability and global expansion into new markets.

Between January 2011 and September 2013 he was Chief Information Officer for Arbonne International, a billion dollar global cosmetics company. From February 2009 to December 2010 he was a Vice-President at Expedia, Inc. and was responsible for all technologies, product development and technical operations for hotels.com and Venere brands, including “One H”, the global integration of business and technology for hotels.com and Expedia, Inc.

Prior to February 2009 Dr. Remedios was Chief Technology Officer for Realtor.com and Shopping.com, a subsidiary of eBay, Inc.  At eBay he was a member of the eBay Inc. Technology Board for eBay, PayPal and Skype. He was also a key member of the eBay Inc. workgroups for defining and driving the next-generation consumer experience “Finding 2.0”, “on-eBay” and the Advertising and Distributed Commerce Network offering “off-eBay”.

Earlier in his career, he was Global Chief Information Officer for the Travelocity group of companies and President and Chief Operating Officer of Bluelight.com, a subsidiary of Kmart. Dr. Remedios began his career as Vice President and Manager, Systems Integration & Development at Wells Fargo Bank, Consumer Banking Group.

Dr. Remedios recently joined software company, Swarm-Mobile. He has a PhD in Computer Control and Fluid Dynamics from the University of Nottingham in England and a B.Sc. in Physics and Computer Science from Kings College, University of London in England.

Dr. Remedios brings to the Board valuable business experience, particularly expertise in eCommerce and Emerging Growth companies.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the three (3) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the shareholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the three (3) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF THE THREE (3) DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Director Independence

Currently our common stock is not currently listed on a national securities exchange. Nevertheless, we have use the definition of “independence” of The NASDAQ Stock Market to make the determination as to whether a director is considered independent. NASDAQ Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of the Company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The NASDAQ listing rules provide that a director cannot be considered independent if:

•	the director is, or at any time during the past three years was, an employee of the company;
•	the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);
•	a family member of the director is, or at any time during the past three years was, an executive officer of the company;
•	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);
•	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Based on the above qualifications, we have determined that Major General David R. Gust, USA, Ret. and Michael J. D’Almada-Remedios, PhD are independent directors. While we have a majority of independent directors as a board, we do not have an established audit committee, compensation committee or nominating committee.

Board Meetings and Attendance

The Board did not hold a physical or telephonic meeting in 2013. However, the Board approved certain actions by unanimous written consent.

Annual Meeting Attendance

The Company did not hold an annual meeting of shareholders in 2013.

Shareholder Communications with the Board

Shareholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Gino Pereira, Chief Executive Officer, Nxt-ID, Inc., One Reservoir Corporate Centre 4 Research Drive, Suite 402 Shelton, CT 06484. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board of Directors currently has no committees.

6

Family Relationships

There are no relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:

•	Been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	Had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
•	Been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
•	Been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
•	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

Leadership Structure of the Board

The Board of Directors does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.

Director Nomination Procedures

There have been no material changes to the procedures by which security holders may recommend nominees to our Board of Directors.

Risk Oversight

The Board and our management oversee risk management directly. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

7

DIRECTOR COMPENSATION

Director Compensation for Fiscal 2013

Our non-employee directors receive $20,000 annually for serving on our Board, which is paid quarterly in stock. The following table reflects all compensation awarded to, earned by or paid to the Company’s directors for the fiscal year ended December 31, 2013.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)
Major General David R. Gust, USA, Ret.	–	20,000	–	–	–	–	20,000
Michael J. D’Almada-Remedios, PhD	–	5,000	–	–	–	–	5,000

(1)	Major General David R. Gust, received 47,583 shares of common stock at an average price of $0.42 per share.

(2)	Michael J. D’Almada-Remedios received 1,250 shares of common stock at an average price of $4.00 per share.

8

EXECUTIVE OFFICER COMPENSATION

Compensation Discussion and Analysis

Compensation Principles

We believe the top growing companies design their compensation program to attract, motivate, and retain highly talented individuals to drive business success. We further believe that the ideal programs tend to be principle-based rather than rules-based with such best practices compensation programs providing for the opportunity for executives and other key employees to achieve significant compensation upon the realization of objectives that clearly benefit a company and its shareholders. The Company believes that best-practices plan will reflect the following principles.

(1) Compensation should be related to performance

A proper compensation program should reinforce our Company’s business and financial objectives. Employee compensation will vary based on Company versus individual performance. When the Company performs well against the objectives that the Board will set, employees will receive greater incentive compensation. To the extent the business does not achieve or meet these objectives, incentive awards will be reduced or eliminated. An employee’s individual compensation will also vary based on his or her performance, contribution, and overall value to the business. Employees with sustained high performance should be rewarded more than those in similar positions with lesser performance.

(2) Our employees should think like shareholders

The second critical principle of our compensation programs should be to foster an environment where our employees should act in the interests of the Company’s shareholders. We believe that the best way to encourage them to do that is through an equity interest in their company. Equity interest in a company can be achieved in several respects: the establishment of equity incentive plans that provide for the granting of equity-based awards, such as stock options, and/or restricted stock or performance share units to employees. This requires the establishment of an omnibus long-term stock-based incentive plan, which LTIP was approved and adopted by our Board and shareholders. While this plan also provides for traditional stock options, we believe that options should not form the dominant focus of a proper incentive plan and that performance share units or performance vesting restricted stock grants represent a preferred form of equity incentive. The philosophy behind such a structure is that as employees earn more stock (as opposed to options) they will think more like shareholders. Put another way, when all employees become owners, the thing and behave like owners.

(3) Incentive compensation should be a greater part of total compensation for more senior positions

The proportion of an individual’s total compensation that varies with individual and Company performance objectives should increase as the individual’s business responsibilities increase. Thus, cash bonuses and LTIP-based compensation should form the overwhelmingly dominant portion of overall compensation for the Company’s senior employees and the milestones for payouts on those plans for our senior employees are based entirely on corporate results.

Pursuant to Section 102 of the JOBS Act, we have provided reduced executive compensation disclosure.

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Officer Summary Compensation Table for Fiscal Years 2013 and 2012

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended December 31, 2013, and 2012 in all capacities for the accounts of our executives, including the Chief Executive Officer and Chief Financial Officer.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	NonEquity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gino M. Pereira,	2013	150,000	–	–	–	–	–	–	150,000
Chief Executive Officer and Chief Financial Officer	2012	87,500	–	–	–	–	–	–	87,500
David Tunnell,	2013	120,000	–	–	–	–	–	–	120,000
Chief Technology Officer	2012	80,000	–	–	–	–	–	–	80,000

Employment Agreements

Effective October 1, 2012, we entered into an employment agreement with Gino M. Pereira, our Chief Executive Officer, which was amended effective March 14, 2013. The employment agreement has an initial term of 3 years beginning on October 1, 2012. In addition the employment agreement provides Mr. Pereira with a base salary of $150,000 per year, increasing to $300,000 per year upon the completion of the Company’s Wocket™ prototype (which occurred subsequent to year-end). The amended employment agreement also provides for:

•	Payment of all necessary and reasonable out-of-pocket expenses incurred by the executive in the performance of his duties under the agreement.
•	Eligibility to participate in bonus or incentive compensation plans that may be established by the board of directors from time to time applicable to the executive's services.
•	Eligibility to receive equity awards as determined by the board of directors, or a committee of the board of directors, composed in compliance with the corporate governance standards of any applicable listing exchange.

We do not have an employment agreement with David Tunnell, our Chief Technology Officer.

Other Compensation

Corporate Performance Bonus

None.

Post-Employment Compensation

None.

Employee Benefits

We provide standard health insurance benefits to our executive officers, on the same terms and conditions as provided to all other eligible employees. We believe these benefits are consistent with the broad based employee benefits provided at the companies with whom we compete for talent and therefore are important to attracting and retaining qualified employees.

Equity Granting Policies

None.

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Outstanding Equity Awards at 2013 Fiscal Year End

The following table provides information relating to the vested and unvested option and stock awards held by the named executives as of December 30, 2013. Each award to each named executive is shown separately, with a footnote describing the award’s vesting schedule.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Option (# Unexercisable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units Or Other Rights That Have Not Vested ($)
Gino M. Pereira	-	-	-			-		$-	$-
David Tunnell	-	-	-			-		$-	$-

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as described below, during the past three years, there have been no transactions, whether directly or indirectly, between our Company and any of our officers, directors, beneficial owners of more than 5% of our outstanding common stock or their family members, that exceeded $120,000.

Effective June 25, 2012, the Company acquired certain 100% of the membership interests in 3D-ID, LLC (“3D-ID”), a limited liability company formed in Florida in February 2011 and owned by the Company’s founders. Since this was a transaction between entities under common control, in accordance with Accounting Standards Codification (“ASC”) 805, “Business Combinations”, Nxt-ID recognized the net assets of 3D-ID at their carrying amounts in the accounts of Nxt-ID on the date that 3D-ID was organized, February 14, 2011. Our corporate headquarters are in Shelton, CT.

During the year ended December 31, 2013, the Company received an aggregate of $64,000 of cash advances from an officer of the Company and made aggregate repayments of $64,000.  The advances were non-interest bearing and short-term in nature.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, our directors, executive (and certain other) officers, and any persons holding ten percent or more of our Common Stock must report on their ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. During the fiscal year ended December 31, 2013, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis, with the exception of our officers, directors and greater than 10 percent beneficial owners listed in the table below:

Name	Form	Description
Michael J. D’Almada-Remedios, PhD	3	Was not filed timely following the appointment as a Director.
Michael J. D’Almada-Remedios, PhD	4	Was not filed timely following the acquisition of shares.
Major General David R. Gust, USA, Ret.	4	Was not filed timely following the acquisition of shares.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(Proposal No. 2)

Marcum LLP (“Marcum”) has served as our independent auditors since January 15, 2013, and has been appointed by the Board of Directors to continue as our independent auditors for the fiscal year ending December 31, 2014.

At the Annual Meeting, the shareholders will vote on a proposal to ratify this selection of the auditors. If this ratification is not approved by the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of auditors.

Marcum has no interest, financial or otherwise, in our Company. We do not currently expect a representative of Marcum to physically attend the Annual Meeting, however, it is anticipated that a Marcum representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

The following paragraphs presents aggregate fees for professional services rendered by our principal independent registered public accounting firm, Marcum for the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2013 and 2012.

Audit Fees

The aggregate fees billed and expected to be billed by Marcum LLP for professional services rendered for the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2013 and for the review of our consolidated financial statements for the fiscal year ended December 31, 2013 as well as services associated with the Form S-1 Registration Statement are $130,371. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual consolidated financial statements for the fiscal year ended December 31, 2012 were approximately $45,000.

Audit Related Fees

There were no fees for audit related services for the years ended December 31, 2013 and 2012.

Tax Fees

For the Company’s fiscal years ended December 31, 2013 and 2012, we were not billed for professional services rendered for tax compliance, tax advice, and tax planning.

All Other Fees

The Company did not incur any other fees related to services rendered by our principal accountant for the fiscal years ended December 31, 2013 and 2012.

We do not have an audit committee. Our entire Board approves in advance audit and non-audit services to be provided by our independent accounting firms. No audit-related services were approved by the Board of Directors in accordance with Item 2-01(c)(7)(i)(C) of Regulation S-X during the fiscal years ended December 31, 2013 and December 31, 2012.

Required Vote

Delaware law and our Bylaws provide that, on all matters (other than the election of directors and except to the extent otherwise required by our Certificate of Incorporation, as amended or applicable Delaware law), the affirmative vote of a majority of the shares present, in person or by proxy, and voting on the matter, will be required for approval. Accordingly, the affirmative vote of a majority of the shares present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of Marcum LLP as our independent auditors for the fiscal year ending December 31, 2014.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of Marcum LLP as our independent auditors for the fiscal year ending December 31, 2014.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

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ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

(Proposal No. 3)

As required by Section 14A of the Securities Exchange Act of 1934 (as amended), the Board of Directors is holding a separate, non-binding advisory vote seeking approval of the compensation of the Company’s Named Executive Officers, as disclosed in the “Executive Compensation” portion of this Proxy Statement. This proposal, commonly known as “Say on Pay,” gives you the opportunity to indicate your support or lack of support for the Company’s fiscal 2014 compensation practices and programs for the Named Executive Officers by voting on the following resolution:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.

As described in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Company has established a compensation program that is designed to attract and retain key employees, and reward those employees for the short-term and long-term performance of the Company.

We encourage shareholders to review the information set forth above under “EXECUTIVE COMPENSATION.” As evidenced therein:

•	Our goal is to attract, motivate, and retain key executives and to reward executives for value creation.

•	We have structured our compensation packages to foster a performance-oriented environment by tying a significant portion of each executive’s cash and equity compensation to the achievement of performance targets that are important to the Company and its shareholders.

•	This is not a mechanical process, and our Board of Directors has used its judgment and experience to determine the appropriate mix of compensation for each individual.

Required Vote

Because the vote is advisory, it will not be binding upon the Board and the Board will not be required to take any action as a result of the outcome of the vote on this Proposal.

THE BOARD OF DIRECTORS STRONGLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RESOLUTION TO APPROVE THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

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ADVISORY RESOLUTION ON THE FREQUENCY OF THE SHAREHOLDERS’ SAY ON PAY

(Proposal No. 4)

As mentioned above, recently enacted legislation requires that we include in this Proxy Statement a separate non-binding shareholder vote to advise on whether the Say-on-Pay vote should occur every one, two or three years. You have the option to vote for any one of the three options, or to abstain on the matter.

The Board has determined that an advisory vote on executive compensation every three (3) years is the best approach for the Company based on a number of considerations, including the following:

•	Our compensation program is designed to induce performance over a multi-year period. A vote held every three years would be more consistent with, and provide better input on, our long-term compensation, which constitutes a significant portion of the compensation of our named executive officers;

•	A three-year vote cycle gives the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to our executive compensation policies and procedures; and

•	A three-year cycle will provide shareholders sufficient time to evaluate the effectiveness of our short- and long-term compensation strategies and the related business outcomes of the Company.

Required Vote

Although the vote is non-binding, our Board of Directors will take into account the outcome of the vote when making future decisions about the Company’s executive compensation policies and procedures. The Company’s shareholders also have the opportunity to provide additional feedback on important matters involving executive compensation even in years when Say-on-Pay votes do not occur.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO CONDUCT AN ADVISORY VOTE ON EXECUTIVE COMPENSATION EVERY THREE YEARS.

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FUTURE SHAREHOLDER PROPOSALS

The Board of Directors has not yet determined the date on which the next Annual Meeting of Shareholders will be held. Shareholders may submit proposals on matters appropriate for shareholder action at annual meetings in accordance with the rules and regulations adopted by the Securities and Exchange Commission.  Any proposal which an eligible shareholder desires to have included in our proxy statement and presented at the next Annual Meeting of Shareholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any shareholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

Other deadlines apply to the submission of shareholder proposals for the next Annual Meeting that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to these shareholder proposals for the next Annual Meeting, a shareholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting shareholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some shareholders following the original solicitation.

OTHER BUSINESS

The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Annual Meeting of Shareholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.  Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Robinson Brog Leinwand Greene Genovese & Gluck P.C., Attn: David E. Danovitch, Esq. at 212-603-6300.

*************

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It is important that the proxies be returned promptly and that your shares be represented. Shareholders are urged to mark, date, execute, and promptly return the accompanying proxy card.

May 14, 2014	By Order of the Board of Directors,

/s/ Gino M. Pereira
Gino M. Pereira
Chairman and Chief Executive Officer

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ANNUAL MEETING OF SHAREHOLDERS OF

Nxt-ID, INC.

June 18, 2014

Please mark, date, sign and mail your proxy card in the

envelope provided as soon as possible

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.	2. To approve a proposal to ratify the Board’s selection of MARCUM LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.

☐ FOR THE PROPOSAL
☐ AGAINST THE PROPOSAL
1. Election of Directors ☐ FOR ALL NOMINEES ☐ Gino M. Pereira ☐ Major General David R. Gust, USA, Ret. ☐ Michael J. D’Almada-Remedios, PHD ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ ABSTAIN

☐ FOR ALL EXCEPT
(See Instruction below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name of the nominee you wish to withhold authority in the box below.	3. To approve, on an advisory basis, a resolution to approve the compensation of the Company’s named executive officers.
☐ FOR THE PROPOSAL
To change the address on your account, please check ☐	☐ AGAINST THE PROPOSAL
the box at right and indicate your new address in the	☐ ABSTAIN
space above. Please note that changes to the registered
name(s) on the account may be submitted via this method.

4. To consider and act upon a frequency of advisory vote on the compensation of named executive officers.
☐ One (1) Year
☐ Two (2) Years
☐ Three (3) Years

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, FOR THE RATIFICATION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014, FOR THE APPROVAL OF COMPENSATION TO THE COMPANY’S NAMED EXECUTIVE OFFICERS, FOR THE APPROVAL OF THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS TO BE EVERY THREE (3) YEARS.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 18, 2014 AT 9:00 A.M. (EASTERN STANDARD TIME) at 3255 Bayside Lakes Blvd. SE, Palm Bay, FL, 32909 ☐

Signature of Shareholder __________________ Date:  _____________   Signature of Shareholder _______________ Date: _________

Note: This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by an authorized person.

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Nxt-ID, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 18, 2014

Revoking all prior proxies, the undersigned, a shareholder of Nxt-ID, Inc. (the “Company”), hereby appoints Gino M. Pereira, as attorney-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), owned by the undersigned at the Annual Meeting of Shareholders of the Company to be held on June 18, 2014 at 3255 Bayside Lakes Blvd. SE, Palm Bay, FL, 32909, at 9:00 a.m. Eastern Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

IMPORTANT:  SIGNATURE REQUIRED ON THE REVERSE SIDE

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